GOLDMAN SACHS TRUST
                    GOLDMAN SACHS FIXED INCOME FUNDS

                          Institutional Shares
                          Administration Shares
                             Service Shares
                       Class A and Class B Shares

         ______________________________________________________

                   Supplement dated August 1, 1997 to
                     Propsectuses dated May 1, 1997


Under Management, the following paragraph is added:

     High Yield Fund. The Fund's portfolio managers are Richard Lucy, Richard Buckholz, Christopher Testa, Michael L. Pasternak and Andrew Jessop. Mr. Lucy is a Vice President of Goldman Sachs and Co-Head of GSAM's Fixed Income Department. Mr. Buckholz is a Vice President of Goldman Sachs and is responsible for emerging markets fixed income portfolio management. Mr. Testa is a Vice President of Goldman Sachs and Director of Credit Research responsible for corporate bond research. Mr. Pasternak is a Vice President of Goldman Sachs and is responsible for managing high yield assets. Mr. Jessop is a Vice President of Goldman Sachs and is responsible for credit analysis and corporate valuation. Mr. Lucy joined the Investment Adviser in 1992. Prior to 1992, he managed fixed income assets at Brown Brothers
     Harriman & Co.   Prior to joining GSAM, Mr. Buckholz was
     Head of Emerging Market Fixed Income Research at Bear Stearns & Company and previously in a similar position at Citibank. Mr. Testa joined GSAM in 1994. Prior to joining GSAM, Mr. Testa was a credit analyst with CS First Boston and prior to that he was an analyst for Metropolitan Life Insurance Company investing in private placements and public debt. Prior to joining GSAM in July of 1997, Mr. Pasternak spent eight years managing high yield corporate bond and loan portfolios at Saudi International Bank (an affiliate of JP Morgan), in London. Prior to that, he was an officer of the Bank in Eurocurrency Lending and Syndications, and served as an investment analyst in New York. Prior to joining GSAM in July of 1997, Mr. Jessop spent six years managing high yield portfolios at Saudi International Bank in London. Prior to that, he worked for the Bank on the interest rate swap desk and served as an investment analyst in New York.